Exhibit 10.1

TWENTY-FOURTH AMENDMENT TO OFFICE LEASE

THIS TWENTY-FOURTH AMENDMENT TO OFFICE LEASE (this “Amendment”) is entered into effective as of the “Modification Effective Date” (as defined in Paragraph 13(a) below) between CRESCENT 1301 MCKINNEY, L.P., a Delaware limited partnership (“Landlord”), and KEY ENERGY SERVICES, INC., a Maryland corporation (“Tenant”), with reference to the following:

A. Landlord and Tenant entered into that certain Office Lease dated effective as of January 20, 2005; that certain First Amendment to Office Lease dated March 15, 2005; that certain Second Amendment to Office Lease dated June 24, 2005; that certain Commencement Letter dated as of September 28, 2005; that certain Third Amendment to Office Lease dated November 30, 2005; that certain Fourth Amendment to Office Lease dated March 30, 2006; that certain Fifth Amendment to Office Lease dated March 31, 2006; that certain Sixth Amendment to Office Lease dated June 7, 2006; that certain Seventh Amendment to Office Lease dated August 9, 2006; that certain Eighth Amendment to Office Lease dated October 31, 2006; that certain Commencement Letter dated January 16, 2007; that certain Ninth Amendment to Office Lease dated January 11, 2008; that certain Tenth Amendment to Office Lease dated March 27, 2008; that certain Eleventh Amendment to Office Lease dated April 9, 2008; that certain Twelfth Amendment to Office Lease dated May 12, 2008; that certain Thirteenth Amendment to Office Lease dated June 20, 2008; that certain Fourteenth Amendment to Office Lease dated October 20, 2011; that certain Fifteenth Amendment to Office Lease dated October 25, 2011; that certain Sixteenth Amendment to Office Lease dated March 6, 2012; that certain Seventeenth Amendment to Office Lease dated April 23, 2012; that certain Eighteenth Amendment to Office Lease dated July 23, 2012; that certain Nineteenth Amendment to Office Lease dated August 31, 2012; that certain Twentieth Amendment to Office Lease dated December 17, 2012; that certain Twenty-First Amendment to Office Lease dated April 3, 2014 (the “Twenty-First Amendment”); that certain Twenty-Second Amendment to Office Lease dated May 7, 2015; and that certain Twenty-Third Amendment to Office Lease (the “Twenty-Third Amendment”) dated November 16, 2015 (as amended, the “Lease”), currently covering approximately 89,758 square feet of Rentable Square Footage on floors 15, 16, 17 and 18 (the “Premises”) of the building located at 1301 McKinney, Houston, Texas (the “Building”), of which approximately 223 square feet of Rentable Square Footage on floor 15 is used exclusively for telecommunications purposes (the “Telecom Space”), within the Building.

B. Landlord and Tenant now desire to further amend the Lease as set forth below. Unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings as in the Lease.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. Space Reduction. Effective as of December 31, 2016 (the “Surrender Date”) (a) that portion of the Premises located on floor 16 of the Building and containing approximately 24,657 square feet of Rentable Square Footage (the “Reduction Space”) shall be subtracted from the Premises, and (b) the term, “Premises,” as used in the Lease shall mean and include approximately 65,101 square feet of Rentable Square Footage (the “Remaining Premises”),

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consisting of (x) approximately 15,307 square feet of Rentable Square Footage on floor 15 of the Building as shown on Exhibit A attached hereto and incorporated herein by reference, (y) approximately 24,657 square feet of Rentable Square Footage on floor 17 of the Building as shown on Exhibit A-1 attached hereto and incorporated herein by reference, and (z) approximately 25,137 square feet of Rentable Square Footage on floor 18 of the Building as shown on Exhibit A-2 attached hereto and incorporated herein by reference. As of the Surrender Date, (i) Tenant shall no longer have any right to occupy and/or use the Reduction Space, (ii) the Lease shall be deemed terminated with respect to the Reduction Space, and (iii) neither Tenant nor Landlord shall have any further liability or obligation to the other with respect to the Reduction Space, except for those items that survive the termination of the Lease pursuant to its terms and except as specifically set forth in this Amendment.

(a) On the Surrender Date, the Reduction Space shall be surrendered by Tenant to Landlord as required under the Lease, including without limitation Article 29 of the Lease, and thereafter Landlord shall release and discharge Tenant from any obligations or liabilities with respect to such Reduction Space, except for those that expressly survive the termination of the Lease and except as expressly provided for herein. Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space through the Surrender Date, including without limitation, those provisions relating to the condition of the Reduction Space and payment of any and all rent and other known amounts owed to Landlord through and including the Surrender Date, upon which Tenant will ensure removal of all persons occupying and using the Reduction Space, removal of Tenant’s personal property therefrom, and return of all suite keys and security cards issued to Tenant and used solely in connection with the Reduction Space.

(b) Landlord may prohibit access by Tenant to the Reduction Space after the Surrender Date by changing the locks to the Reduction Space or by any other means permitted by the Lease, at law or in equity.

(c) Commencing on the day after the Surrender Date, Tenant’s Pro Rata Share of Operating Expenses payable under Article 4 of the Lease shall be decreased to take the surrender of the Reduction Space into consideration; if such decrease is not effective on the first day of a month, Tenant’s Pro Rata Share of Operating Expenses will be adjusted and prorated as of the Surrender Date.

2. Reduction of Term of Lease. Effective as of the Surrender Date, the Term of the Lease is reduced such that the Expiration Date of the Lease shall be the last day of the thirty-sixth (36th) full calendar month following the Surrender Date. The Term of the Lease commencing as of the Surrender Date and ending as of the Expiration Date as hereinabove amended is referred to herein as the “Reduced Term”.

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3. Base Rent. Effective as of the Surrender Date, the rent schedule set forth in Paragraph 2 of the Twenty-Third Amendment is deleted in its entirety and replaced with the following rent schedule, plus any applicable tax thereon:

REMAINING PREMISES

[65,101 square feet

of Rentable Square Footage]

FROM	THROUGH	ANNUAL BASE RENT RATE PER SQUARE FOOT	MONTHLY BASE RENT
Surrender Date	Expiration Date*	$9.00	$48,825.75

*	Expiration Date as amended pursuant to Paragraph 2 above.

4. Operating Expenses. For the Reduced Term, Tenant shall continue to pay Tenant’s Pro Rata Share of Operating Expenses payable under Article 4 of the Lease. Landlord projects (but does not guarantee or warrant) that the Operating Expenses of the Building for calendar year 2016 shall total $14.41 per square foot of total Rentable Square Footage of the Building.

5. Parking. Effective as of the Surrender Date, and in place of the parking permits currently provided under Paragraph 1 of the Parking Agreement attached as Exhibit E to the Lease, Tenant may elect to take and Landlord shall provide, (i) up to nineteen (19) unreserved permits allowing access to unreserved spaces in the Fulbright Tower Garage, and (ii) up to forty-six (46) unreserved permits allowing access to unreserved spaces in the Houston Center Garage 1. During the Reduced Term (and notwithstanding anything to the contrary contained in the Lease), Tenant shall pay Landlord’s quoted monthly contract rate (as set from time to time) for each such permit, plus any taxes thereon. Additional unreserved month to month parking spaces are available in the Houston Center Complex garages at Landlord’s quoted rates for each garage; Tenant shall have priority to such spaces over non-Houston Center tenant parkers. The current monthly contract rates for such permits are (i) $210.00 per permit for unreserved permits in the Fulbright Tower Garage and (ii) $195.00 per permit for unreserved permits in the Houston Center Garage 1.

6. Reimbursement Allowance. Effective as of the Surrender Date, any unfunded amount of the Reimbursement Allowance provided under the Twenty-First Amendment shall be forfeited and shall not be available for application either to leasehold improvements or credit against rent.

7. Option to Extend. Effective as of the Modification Effective Date, Tenant’s option to extend set forth in Rider No. 1 attached to the Twenty-First Amendment is deleted in its entirety. Tenant acknowledges that it has no further extension or renewal rights or options under the Lease.

8. Preferential Right to Lease. Effective as of the Modification Effective Date, Tenant’s preferential right to lease set forth in Rider No. 4 attached to the Twenty-First Amendment is deleted in its entirety.

9. Signage Rights. Effective as of the Modification Effective Date, Tenant’s rights to maintain Tenant’s sign panel of the Building’s monument sign located at the corner of McKinney Street and Austin Street (“Monument Sign”) pursuant to Paragraph 7 of the Fifteenth Amendment (as amended by Paragraph 8 of the Twenty-First Amendment), are terminated and shall be of no further force or effect. Within thirty (30) days following the

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Modification Effective Date, Landlord shall remove Tenant’s sign panel from the Monument Sign and, pursuant to Paragraph 7 of the Fifteenth Amendment, Tenant shall pay Landlord all expenses incurred in connection with the removal and disposition of the sign panel and the repair of any damage to the Monument Sign caused by the sign panel or its removal, within thirty (30) days after receipt of Landlord’s invoice therefor.

10. Contraction Option. Effective as of the Modification Effective Date, Tenant’s contraction option regarding space on floor 15 of the Building as set forth in Rider No. 5 attached to the Twenty-First Amendment is deleted in its entirety.

11. Real Estate Taxes Refund. As further consideration for the execution of this Amendment, Tenant hereby waives, relinquishes and assigns to Landlord all of Tenant’s right, title and interest in and to any refund or reconciliation payment owing or that may be owing to Tenant respecting Tenant’s Pro Rata Share of real estate taxes for the Property for all years prior to tax year 2016.

12. Furniture. Effective as of the Surrender Date, Tenant shall grant, convey, sell, and assign to Landlord all of the furniture and office furnishings located on floor 16 of the Premises (the “Furniture”). Contemporaneously with the execution of this Amendment, Landlord and Tenant shall execute a Bill of Sale substantially in the form attached as Exhibit B, to memorialize the conveyance of the Furniture from Tenant to Landlord.

13. Bankruptcy-Related Provisions.

(a) Tenant filed a voluntary petition for relief (the “Bankruptcy”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), and, as of the date hereof, Tenant continues to operate its business as a debtor in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. The terms of this Amendment shall be effective upon the earlier of (i) Bankruptcy Court approval of this Amendment and (ii) the date of full execution of this Amendment by Landlord and Tenant (“Modification Effective Date”), provided that it shall be a condition subsequent to the effectiveness of this Amendment that the Bankruptcy Court enter an order (the “Approval Order”) (which may be included in the order confirming Tenant’s filed plan of reorganization (the “Plan”)) approving assumption of the Lease as amended by this Amendment, which Approval Order has become final and non-appealable.

(b) Upon Bankruptcy Court approval of this Amendment, Tenant shall immediately pay to Landlord any and all Rental amounts due and owing under the Lease as may be outstanding as of the date of such Bankruptcy Court approval; provided that Tenant and Landlord agree that no such Rental amounts are due and owing as of the date of execution of this Amendment (inasmuch as on such date Bankruptcy Court approval of this Amendment has not been obtained).

(c) Tenant hereby declares that, subject to approval of the Bankruptcy Court of assumption of the Lease as modified by this Amendment, for so long as the Bankruptcy Court retains jurisdiction over Tenant, all amounts due and payable by Tenant under, pursuant to or in connection with the Lease as modified by this Amendment shall be treated as an administrative expense of Tenant and its estate pursuant to Sections 503(b)(1) and 507(a)(1) of the Bankruptcy Code.

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(d) Landlord shall reasonably assist and cooperate with Tenant in obtaining approval by the Bankruptcy Court of assumption of the Lease as modified herein.

(e) Landlord further agrees (i) not to oppose assumption of the Lease as amended herein pursuant to the Plan or court order, and (ii) that no cure amount shall be due and owing in respect of such amended Lease so long as Tenant is current on its obligations under the Lease as amended.

14. Prohibited Persons and Transactions. Tenant represents to Landlord: (a) that neither Tenant nor any person or entity that directly owns a ten percent (10%) or greater equity interest in it, nor any of its officers, directors or managing members, is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under Executive Order 13224 (the “Executive Order”) signed on September 24, 2001, and entitled “Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”, or other Laws, (b) that Tenant’s activities do not violate the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, or the regulations or orders promulgated thereunder, as they may be amended from time to time, or other anti-money laundering Laws (the “Anti-Money Laundering Laws”), and (c) that throughout the Term of the Lease Tenant shall comply with the Executive Order and with the Anti-Money Laundering Laws.

15. ERISA Matters. Tenant represents that (a) neither Tenant nor any entity controlling or controlled by Tenant owns a five percent (5%) or more interest (within the meaning of Prohibited Transaction Class Exemption 84-14) in JPMorgan Chase Bank, N.A. (“JPMorgan”) or any of JPMorgan’s affiliates, and (b) neither JPMorgan, nor any of its affiliates, owns a five percent (5%) or more interest in Tenant or any entity controlling or controlled by Tenant.

16. No Broker. Tenant represents and warrants that it has not been represented by any broker or agent in connection with the execution of this Amendment. Tenant shall indemnify and hold harmless Landlord and its designated property management, construction and marketing firms, and their respective partners, members, affiliates and subsidiaries, and all of their respective officers, directors, shareholders, employees, servants, partners, members, representatives, insurers and agents from and against all claims (including costs of defense and investigation) of any broker or agent or similar party claiming by, through or under Tenant in connection with this Amendment.

17. Time of the Essence. Time is of the essence with respect to Tenant’s execution and delivery to Landlord of this Amendment. If Tenant fails to execute and deliver a signed copy of this Amendment to Landlord by 5:00 p.m. (in the city in which the Premises is located) on December 1, 2016, this Amendment shall be deemed null and void and shall have no force or effect, unless otherwise agreed in writing by Landlord. Landlord’s acceptance, execution and return of this Amendment shall constitute Landlord’s agreement to waive Tenant’s failure to meet such deadline.

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18. Miscellaneous. This Amendment shall become effective only upon full execution and delivery of this Amendment by Landlord and Tenant. This Amendment contains the parties’ entire agreement regarding the subject matter covered by this Amendment, and supersedes all prior correspondence, negotiations, and agreements, if any, whether oral or written, between the parties concerning such subject matter. There are no contemporaneous oral agreements, and there are no representations or warranties between the parties not contained in this Amendment. Except as modified by this Amendment, the terms and provisions of the Lease shall remain in full force and effect, and the Lease, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

19. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease as modified herein, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease as modified herein or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

[Signatures Appear on the Following Page]

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LANDLORD AND TENANT enter into this Amendment on December 1, 2016.

LANDLORD:

CRESCENT 1301 MCKINNEY, L.P.,
a Delaware limited partnership

By:	Crescent 1301 GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Dianna A. Russo
Dianna A. Russo
President

TENANT:

KEY ENERGY SERVICES, INC.,
a Maryland corporation

By:	/s/ Katherine I. Hargis
	Name:	Katherine I. Hargis
	Title:	Vice President, Chief Legal Officer and Secretary

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EXHIBIT A

WALKER
AUSTIN
Building Telecommunication Area
CAROLINE
MCKINNEY

FULBRIGHT TOWER

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

LEVEL 15

RSF PER LEASE AND PROVIDED BY OWNER'S AGENT

DATE: 11.01.16 JOB #50730.88

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Exhibit A-i

EXHIBIT A-1

WALKER
AUSTIN
CAROLINE
MCKINNEY

FULBRIGHT TOWER- EXHIBIT "A1"

LEVEL 17

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

RSF PER LEASE AND PROVIDED BY OWNER'S AGENT

DATE: 10.31.16

JOB # 50730.87

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Exhibit A-1-i

EXHIBIT A-2

WALKER
AUSTIN
CAROLINE
MCKINNEY

FULBRIGHT TOWER- EXHIBIT "A2" **LEVEL 18**

ZIEGLER COOPER COMPUTERIZED ARCHITECTURAL DOCUMENTATION

RSF PER LEASE AND PROVIDED BY OWNER'S AGENT

DATE:10.31.16 JOB #50730.87

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Exhibit A-2-i

EXHIBIT B

BILL OF SALE

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS
COUNTY OF HARRIS	§

That KEY ENERGY SERVICES, INC., a Maryland corporation (“Seller”), for and in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other valuable consideration, grants, conveys, sells, assigns and delivers unto CRESCENT 1301 MCKINNEY, L.P., a Delaware limited partnership (“Buyer”), its successors and assigns, all of Seller’s right, title and interest in and to the furniture and office furnishings (the “Furniture”) located on floor 16 of the Premises, in the building situated at 1301 McKinney, Houston, Texas, in “AS-IS” condition, without warranty, whether statutory, express or implied, including without limitation any IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Unless otherwise expressly provided in this Bill of Sale, capitalized terms used herein shall have the same meanings as in the Office Lease dated effective as of January 26, 2005, as heretofore amended including without limitation the Twenty-Fourth Amendment thereto (the “Twenty-Fourth Amendment”) (as so amended, the “Lease”).

TO HAVE AND TO HOLD THE FURNITURE unto Buyer forever.

[Signatures Appear on the Following Page]

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Exhibit B-i

IN WITNESS WHEREOF, Seller and Buyer have caused this instrument to be duly executed this 1st day of December, 2016, to be effective as of the “Surrender Date” (as defined in the Twenty-Fourth Amendment).

SELLER:

KEY ENERGY SERVICES, INC.,
a Maryland corporation

By:	/s/ Katherine I. Hargis
	Name:	Katherine I. Hargis
	Title:	Vice President, Chief Legal Officer and Secretary

BUYER:

CRESCENT 1301 MCKINNEY, L.P.,
a Delaware limited partnership

By:	Crescent 1301 GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Dianna A. Russo
Dianna A. Russo
President

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Exhibit B-ii